UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 10, 2006

(Date of earliest event reported)

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2006, Alaska Air Group, Inc. (the “Company”) amended its Articles of Incorporation to conform with the vote of the shareholders at its annual meeting on May 16, 2006. Specifically, the shareholders voted to amend the Certificate of Incorporation to eliminate the 80% super-majority voting requirement, and to adopt the annual election of directors.

The Restated Certificate of Incorporation reads as follows:

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALASKA AIR GROUP, INC.

Effective May 16, 2006.

Originally incorporated March 15, 1985.

This amended and restated Certificate of Incorporation

is being filed pursuant to Section 242 and 245.

ARTICLE 1. NAME

The name of this corporation is Alaska Air Group, Inc.

ARTICLE 2. REGISTERED OFFICE AND AGENT

The address of the initial registered office of this corporation is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and the name of its initial registered agent at such address is Corporation Service Company.

ARTICLE 3. PURPOSES

The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4. SHARES

4.1 Authorized Capital. The total number of shares of all classes of stock which this corporation shall have authority to issue is 105,000,000 shares, of which 5,000,000 shares shall be preferred stock having a par value of $1.00 per share and 100,000,000 shares shall be common stock having a par value of $1.00 per share.

4.2 Issuance of Preferred Stock in Series. The Board of Directors of this corporation (the “Board of Directors”) is expressly authorized to adopt, from time to time, a resolution or resolutions providing for the issuance of preferred stock in one or more series, to fix the number of shares in each such series and to fix the designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions, of each such series, including, but not limited to, dividend rates, conversion rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and liquidation preferences. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such series may be made dependent upon facts ascertainable outside of this Certificate of Incorporation or of any amendment hereto, or outside the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors.

4.3 Dividends. Subject to any preferential rights granted for any series of preferred stock, the holders of shares of the common stock shall be entitled to receive dividends, out of the funds of this corporation legally available therefor, at such rates and at such times as may be determined by the Board of Directors. The holders of shares of the preferred stock shall be entitled to receive dividends to the extent determined by the Board of Directors in designating the particular series of preferred stock.

4.4 Voting. The holders of shares of the common stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors and the right to vote on all other matters, except those matters in which a separate class of stockholders vote by class or series. To the extent provided in a resolution of the Board of Directors authorizing the issue of a series of preferred stock, the holders of each such series shall have the right to vote for the election of members of the Board of Directors and the right to vote on all other matters, except those matters in which a separate class of stockholders vote by class or series.

ARTICLE 5. INCORPORATOR

The name and mailing address of the incorporator is:

Jan David Blais

19300 Pacific Highway South

Seattle, Washington 98188

ARTICLE 6. DIRECTORS

The Board of Directors shall be composed of no less than nine and no more than fifteen Directors, the specific number to be set by resolution of the Board of Directors; provided, that the Board of Directors may be less than nine until vacancies are filled. The number of Directors of the corporation shall be fixed from time to time by or pursuant to the By-Laws. Each Director who is serving as a Director on the date of this Restated Certificate of Incorporation and who was elected or appointed after May 16, 2006 shall hold office until the next annual meeting of stockholders and until a successor has been elected and qualified, subject to prior death, disability, resignation, retirement, disqualification or removal from office. Directors elected prior to or on May 16, 2006, including those elected at the 2006 Annual Meeting, shall continue to hold office until the expiration of the three-year terms for which they were elected, subject to prior death, disability, resignation, retirement, disqualification or removal from office. Any person elected to a newly-created director position or any person elected to fill a vacancy shall serve until the next annual meeting and until a successor has been elected and qualified, subject to prior death, disability, resignation, retirement, disqualification or removal from office. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE 7. BOARD OF DIRECTORS

The names and mailing addresses of the persons who are to serve as Directors until the annual meeting of stockholders at which their term expires or until their successors are elected and qualify are:

Name	Mailing Address
William S. Ayer	19300 International Boulevard
Seattle, Washington 98188

Patricia M. Bedient	19300 International Boulevard
Seattle, Washington 98188

Phyllis J. Campbell	19300 International Boulevard
Seattle, Washington 98188

Mark R. Hamilton	19300 International Boulevard
Seattle, Washington 98188

Bruce R. Kennedy	19300 International Boulevard
Seattle, Washington 98188

Jessie J. Knight, Jr.	19300 International Boulevard
Seattle, Washington 98188

R. Marc Langland	19300 International Boulevard
Seattle, Washington 98188

Dennis F. Madsen	19300 International Boulevard
Seattle, Washington 98188

Byron I. Mallott	19300 International Boulevard
Seattle, Washington 98188

John V. Rindlaub	19300 International Boulevard
Seattle, Washington 98188

J. Kenneth Thompson	19300 International Boulevard
Seattle, Washington 98188

Richard A. Wien	19300 International Boulevard
Seattle, Washington 98188

ARTICLE 8. BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws for this corporation, at a duly called meeting or by written consent in accordance with Article 9, subject to the power of the stockholders to adopt, amend or repeal such Bylaws, and, to the extent, if any, provided by resolution of the Board of Directors providing for the issue of a series of preferred stock, by the affirmative vote of the holders of not less than a majority of the outstanding shares of each such series entitled to vote thereon.

ARTICLE 9. ACTION BY STOCKHOLDERS WITHOUT A MEETING

Any action which could be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken is signed by all stockholders entitled to vote with respect to the subject matter thereof.

ARTICLE 10. LIMITATION OF DIRECTOR LIABILITY

To the full extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a Director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for conduct as a Director. Any amendment to or repeal of this Article 10 shall not adversely affect any right or protection of a Director of the corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

Terms of the masculine gender used for convenience in this Amended and Restated Certificate of Incorporation should be understood in the feminine gender where appropriate.

IN WITNESS WHEREOF, said Alaska Air Group, Inc. has caused this certificate to be signed by its Chairman, Chief Executive Officer and President, and attested by its Secretary this 6th day of July, 2006.

Alaska Air Group, Inc.

By	/S/ WILLIAM S. AYER
William S. Ayer
Chairman, President & Chief Executive Officer

ATTEST:

By	/S/ KEITH LOVELESS
Keith Loveless,
General Counsel and Corporate Secretary

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.

Registrant

Date: July 10, 2006

/s/ Keith Loveless
Keith Loveless
General Counsel and Corporate Secretary

/s/ Bradley D. Tilden
Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer